UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2010

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendments to Incentive Compensation Plans

On February 4, 2010, the Human Resources and Compensation Committee (the “Committee") of the Registrant’s Board of Directors adopted resolutions related to amending the Registrant’s 1999 Stock Option Plan (the “1999 Plan”), 2001 Stock Incentive Plan (the “2001 Plan”) and 2004 Incentive Compensation Plan (the “2004 Plan”).  The resolutions provided that the investment purpose restriction contained in each such Plan shall not apply to an option as long as there is an effective registration statement on file with the Securities and Exchange Commission covering the stock subject to the option, which currently is the case.  Each Plan was amended to remove the restriction that stock issued pursuant to an option granted thereunder must be held for investment purposes only and not with a view to resale or distribution.  These resolutions and the amendments to the 1999 Plan, 2001 Plan and 2004 Plan are furnished herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Amendment to 2001 Stock Incentive Plan

On February 4, 2010, the Committee amended the 2001 Plan to:  (i) authorize the Committee to delegate to employees of the Registrant its authority to extend an option beyond termination of employment, provided that the relevant optionees are not reporting persons under Section 16 of the Securities Exchange Act of 1934 or “covered employees”, as defined in section 162(m) of the Internal Revenue Code, and (ii) clarify that the maximum period of time in which an option could be exercised following termination of employment is limited to a period shorter than 10 years from the date of the option grant if a shorter option term is specified in the option grant.  This amendment is furnished herewith as Exhibit 10.5.

Compensation Recovery Policy

On February 4, 2010, the Committee adopted the Compensation Recovery Policy (the “Policy”) which provides for the recovery of equity, at-risk and other compensation from, and to cease payments under the employment agreement of, any officer or executive in the event of any such officer’s or executive’s intentional misconduct that results in, or substantially contributes to, the need to restate the Registrant’s financial statements, or in the event that any such officer or executive engages in activities that compete with, or are otherwise harmful to, the Registrant or its affiliated companies.  Recoverable compensation will include equity or at-risk income exercised, earned or distributed (as applicable) during the period(s) that required restatement or during the period(s) in which the executive or officer engaged in competitive or otherwise harmful conduct (not to exceed 3 years), up to the amount (adjusted for interest) which the executive or officer obtained as a result of such conduct.  The amount of recoverable compensation may also include fines, penalties and other expenses incurred by the Registrant as a result of such wrongful conduct under the Policy, including expenses incurred to recoup compensation under the Policy.  This Policy is furnished herewith as Exhibit 10.6.

Pursuant to the Policy, the Committee, on February 4, 2010, took the following actions:

1.
Approved a form of Notice of Award for Performance-Accelerated Restricted Stock under the 2001 Stock Incentive Plan.  This document includes provisions consistent with the elements of the Policy as described above.  It provides that, in the event of the employee’s breach of the non-compete provision or intentional misconduct resulting in the need to restate Registrant’s financial statements, Registrant shall have the right to recover compensation and expenses in accordance with the provisions of the Policy as described above.  This form of Notice of Award is furnished herewith as Exhibit 10.7.

2.
Approved a form of Exhibits (“Non-Compete”, “Compensation Recovery Policy” and “Clawback”) to Incentive Stock Option Agreements and Non-qualified Stock Option Agreements under the 2001 Stock Incentive Plan and the 2004 Incentive Compensation Plan.  These documents include provisions consistent with the elements of the Policy as described above.  They provide that, in the event of the employee’s breach of the non-compete provision or intentional misconduct resulting in the need to restate Registrant’s financial statements, Registrant shall have the right to recover compensation and expenses in accordance with the provisions of the Policy as described above.  These documents are furnished herewith as Exhibit 10.8.

3.
Approved the Seventh Amendment to the Performance Compensation Plan and the Third Amendment to the Incentive Compensation Plan for Executive Officers.  These documents include provisions consistent with the elements of the Policy as described above.  They provide that, in the event of the employee’s breach of the non-compete provision or intentional misconduct resulting in the need to restate Registrant’s financial statements, Registrant shall have the right to recover compensation and expenses in accordance with the provisions of the Policy as described above.  These documents are furnished herewith as Exhibits 10.9 and 10.10, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Resolutions Adopted by the Human Resources and Compensation Committee of the Board of Directors
10.2	Fifth Amendment to 1999 Stock Option Plan
10.3	Fifth Amendment to 2001 Stock Incentive Plan
10.4	Fourth Amendment to 2004 Incentive Compensation Plan
10.5	Sixth Amendment to 2001 Stock Incentive Plan
10.6	Compensation Recovery Policy
10.7	Form of Notice of Award—Performance-Accelerated Restricted Stock under 2001 Stock Incentive Plan
10.8
Form of Exhibits (“Non-Compete”, “Compensation Recovery Policy” and “Clawback”) to Incentive Stock Option Agreements and Non-qualified Stock Option Agreements under 2001 Stock Incentive Plan and 2004 Incentive Compensation Plan

10.9	Seventh Amendment to Performance Compensation Plan
10.10	Third Amendment to Incentive Compensation Plan for Executive Officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: February 10, 2010	By: /s/ T.B. Martin
T.B. Martin
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Resolutions Adopted by the Human Resources and Compensation Committee of the Board of Directors
10.2	Fifth Amendment to 1999 Stock Option Plan
10.3	Fifth Amendment to 2001 Stock Incentive Plan
10.4	Fourth Amendment to 2004 Incentive Compensation Plan
10.5	Sixth Amendment to 2001 Stock Incentive Plan
10.6	Compensation Recovery Policy
10.7	Form of Notice of Award—Performance-Accelerated Restricted Stock under 2001 Stock Incentive Plan
10.8
Form of Exhibits (“Non-Compete”, “Compensation Recovery Policy” and “Clawback”) to Incentive Stock Option Agreements and Non-qualified Stock Option Agreements under 2001 Stock Incentive Plan and 2004 Incentive Compensation Plan

10.9	Seventh Amendment to Performance Compensation Plan
10.10	Third Amendment to Incentive Compensation Plan for Executive Officers